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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                  FORM 8-K/A-2


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                Date of Report:
    (Date of earliest event reported):   March 31, 1999 (September 15, 1998)
                                         -----------------------------------


                            KEY ENERGY SERVICES, INC.
                        (FORMERLY KEY ENERGY GROUP, INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       MARYLAND                        1-8038                         04-2648081
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                          TWO TOWER CENTER, 20TH FLOOR
                        EAST BRUNSWICK, NEW JERSEY 08816
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (732) 247-4822
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) Pro Forma Financial Information. (i) Key Energy Services, Inc. and Subsidiaries Unaudited Pro Forma Combined Statement of Operations for the twelve months ended June 30, 1998; (ii) Key Energy Services, Inc. and Subsidiaries Unaudited Pro Forma Combined Statement of Operations for the three months ended September 30, 1998; and (iii) Key Energy Services, Inc. Notes to Unaudited Pro Forma Combined Financial Statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there hereunto duly authorized.

     DATED this 30 day of March, 1999.


                                            KEY ENERGY SERVICES, INC.



                                            By:  /s/ FRANCIS D. JOHN
                                               --------------------------------
                                                 Name:  Francis D. John
                                                 Title: Chairman, President and
                                                        Chief Executive Officer



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




                            KEY ENERGY SERVICES, INC.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         Our unaudited pro forma combined financial statements have been prepared to give effect to the Dawson acquisition and related transactions as if they had taken place on July 1, 1997. The unaudited pro forma as adjusted financial statements have been prepared to give effect to the offering of the Units and the application of the net proceeds therefrom as if they had taken place on July 1, 1997. The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. Future results may vary significantly from the results reflected in the accompanying unaudited pro forma combined financial statements because of, among other factors, changes in product and service prices, future oil and gas production declines and future acquisitions.

         The unaudited pro forma adjustments are based upon preliminary estimates, and we do not believe that the actual adjustments will differ significantly from these preliminary estimates. Actual adjustments will be based on appraisals and other analyses of fair values. The Unaudited Pro Forma Combined Financial Statements should be read in conjunction with our consolidated financial statements and notes included herein.




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




                   KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
                        (FORMERLY KEY ENERGY GROUP, INC.)

                        TWELVE MONTHS ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                  PRO FORMA                      OFFERING          PRO FORMA
                                  COMPANY         DAWSON         ADJUSTMENTS     PRO FORMA      ADJUSTMENTS       AS ADJUSTED
                                  -------         ------         -----------     ---------      -----------       -----------
Revenue:
Oilfield services..........     $   374,845     $   223,228                      $ 598,073                       $     598,073
Oil and gas well
   drilling................          35,095                                         35,095                              35,095
Oil and gas................           7,030                                          7,030                               7,030
Other, net ................           3,076           2,304                          5,380                               5,380
                                -----------     -----------                      ---------                       -------------
                                    420,046         225,532                        645,578                             645,578
Costs and Expenses:
Oilfield service...........         259,495         156,684                        416,179                             416,179
Oil and gas well
     drilling                        26,473                                         26,473                              26,473
Oil and gas................           2,983                                          2,983                               2,983
Depreciation,
   depletion and
   amortization............          31,001          21,802       (2,057)(a)        50,746                              50,746
General and
   administrative..........          39,813          22,342                         62,155                              62,155
Interest...................          21,476          13,838       28,401(b)         63,715          3,670(d)            67,385
                                -----------     -----------                      ---------                       -------------
                                    381,241         214,666                        622,251                             625,921
Pretax income..............          38,805          10,866                         23,327                              19,657
Income tax expense.........          14,630           3,977       (8,687)(c)         9,920         (1,284)(c)            8,636
                                -----------     -----------                      ---------                       -------------
Net income.................     $    24,175     $     6,889                      $  13,407                       $      11,021
                                ===========     ===========                      =========                       =============
Earnings per share:
Net income.................     $      1.41                                      $    0.78                       $        0.64
Basic weighted
   average shares
   outstanding.............          17,153                                         17,153                              17,153


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




                   KEY ENERGY SERVICES, INC. AND SUBSIDIARIES
                        (FORMERLY KEY ENERGY GROUP, INC.)

                      THREE MONTHS ENDED SEPTEMBER 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  PRO FORMA                      OFFERING          PRO FORMA
                                  COMPANY         DAWSON         ADJUSTMENTS     PRO FORMA      ADJUSTMENTS       AS ADJUSTED
                                  -------         ------         -----------     ---------      -----------       -----------
Revenue:
Oilfield services..........     $   105,799     $    36,444                      $ 142,243                       $     142,243
Oil and gas well
   drilling................           7,610                                          7,610                               7,610
Oil and gas................           1,770                                          1,770                               1,770
Other, net ................             408             (89)                           319                                 319
                                -----------     -----------                      ---------                       -------------
                                    115,587          36,355                        151,942                             151,942
Costs and Expenses:
Oilfield service...........          73,698          27,046                        100,744                             100,744
Oil and gas well
     drilling                         7,327                                          7,327                               7,327
Oil and gas................             759                                            759                                 759
Depreciation,
   depletion and
   amortization............          10,703           5,443      (1,365)(a)         14,781                              14,781
General and
   administrative..........          11,438           5,778                         17,216                              17,216
Interest...................           8,505           2,914       5,865(b)          17,284           917(d)             18,201
                                -----------     -----------                      ---------                       -------------
                                    112,430          41,181                        158,111                             159,028
Pretax income..............           3,157          (4,826)                        (6,169)                             (7,086)
Income tax expense.........           1,320            (583)     (2,420)(c)         (1,683)         (321)(c)            (2,004)
                                -----------     -----------                      ---------                       -------------
Net income.................     $     1,837     $    (4,243)                     $  (4,486)                      $      (5,082)
                                ===========     ===========                      =========                       =============
Earnings per share:
Net income.................     $      0.10                                      $   (0.25)                      $       (0.28)
Basic weighted
   average shares
   outstanding.............          18,268                                         18,268                              18,268


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




                            KEY ENERGY SERVICES, INC.
                        (FORMERLY KEY ENERGY GROUP, INC.)
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


1.       BASIS OF PRESENTATION

         The Company -- Represents our consolidated statement of operations for the twelve months ended June 30, 1998 and the three months ended September 30, 1998.

         Dawson -- Represents Dawson's combined statement of operations for the twelve months ended June 30, 1998 and the operating results from July 1, 1998 through September 14, 1998.

2.       PRO FORMA ENTRIES

(a) To record the estimated decrease in depreciation and amortization expense for the property, plant and equipment acquired in the Dawson acquisition, due to the differences in useful lives and salvage values we assigned compared to the estimated lives and salvage values Dawson assigned.


                                                                        10%           DEPRECIABLE
                                                      FMV             SALVAGE            BASIS           LIFE         QUARTERLY
                                                      ---             -------         -----------        ----         ---------
DEPRECIATION:
     Well Service Rigs-core                          $139,500         $13,950           $125,550           25          $  1,037
     Well Service Rigs-components                    $ 15,500         $ 1,550           $ 13,950           10               288
     Well Service Equipment                          $ 31,000         $ 3,100           $ 27,900           10               576
     Motor Vehicles                                  $ 24,000         $ 2,400           $ 21,600            5               892
     Furniture and Fixtures                          $  2,000         $   200           $  1,800            5                74
     Buildings                                       $  5,000         $   500           $  4,500           30                31
                                                                                                                       -------
                                                                      Total new depreciation                              2,899
                                                                      Recorded depreciation                               4,629
                                                                                                                       -------
                                                                      Proforma adjustment                              $(1,730)
                                                                                                                       =======

AMORTIZATION:
     Dawson Goodwill                                      n/a             n/a             80,395           25          $    664
     Dawson Goodwill-Deductible                                                           42,351           20          $    437
     Non-competes w/ Dawson executives                    n/a             n/a              1,125            3          $     77
                                                                                                                       --------
       Totals                                                         Total new amortization                           $  1,179
                                                                                                                       --------
                                                                      Recorded amortization                                 814
                                                                                                                       --------
                                                                      Proforma amortization                                 365
                                                                                                                       ========
                                                                      Total Proforma adjustment                          (1,365)
                                                                                                                       ========



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



(b) To record incremental interest on the borrowings to finance the Dawson acquisition. The following table reflects the calculation of the pro forma adjustment (dollars in thousands):


                                                                                                            THREE
                                                                                                YEAR        MONTHS
                                                                                                ENDED       ENDED
                                                                                               JUNE 30,  SEPTEMBER 30,
                                                                                                1998        1998
                                                                                               --------  -------------
Incremental interest expense due to increased indebtedness incurred in connection with the Dawson acquisition ($229,361 of incremental debt to purchase
Dawson capital stock, including fees and expenses, times a weighted
average interest rate of 9.38%) ..........................................................     $21,518     $ 4,443
Incremental interest expense due to the higher interest rate and higher principal amount under the new credit facility compared to the average for the previous credit facility ($150,000 times 7.56% plus $220,000 times 8.31% less historical
credit facility interest expense) ........................................................       3,610         746
Incremental interest expense due to the refinancing of indebtedness in connection with the Dawson acquisition ($19,636 of incremental debt issuance
costs divided by six years) ..............................................................       3,273         676
                                                                                               -------     -------
                                                                                               $28,401     $ 5,865
                                                                                               =======     =======

(c) To restate combined income tax expense, adjusting for certain permanent book/tax differences, at the Company's statutory rate of 35% adjusted for nondeductible amounts, primarily the amortization of goodwill.

(d) To adjust interest expense for incremental effect of Notes sold in the offering, the proceeds being used to retire the remaining $148.6 million principal amount under the bridge credit facility.



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